UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 6, 2006
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                            SALISBURY BANCORP, INC..
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               (Exact name of registrant as specified in charter)

            Connecticut               000-24751              06-1514263
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section  2.     Financial  Information

Item  2.02.     Results  of  Operations  and  Financial  Condition
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     On March 8, 2006, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 8.     Other Events

Item 8.01.     Other Events
---------------------------

     The Board of Directors of Salisbury Bancorp, Inc. declared a $0.26 per share quarterly cash dividend at their March 6, 2006 Board Meeting.

     The quarterly cash dividend will be paid on April 28, 2006 to shareholders of record as of March 31, 2006.

Section 9.     Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits
------------------------------------------------

              (c)     Exhibits
                      99.1     Press Release dated March 8, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 8, 2006                         SALISBURY BANCORP, INC.


                                             By:       /s/  John F. Perotti
                                                  -----------------------------
                                                  John F. Perotti, Chairman and
                                                  Chief Executive Officer